                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/24/02                                              /s/ Rand V. Araskog
                                                             -------------------
                                                             Rand V. Araskog

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/30/02                                              /s/ Ronald M. Gross
                                                             -------------------
                                                             Ronald M. Gross

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/19/02                                            /s/ Paul G. Kirk, Jr.
                                                           ---------------------
                                                           Paul G. Kirk, Jr.

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/22/02                                          /s/ Katherine D. Ortega
                                                         -----------------------
                                                         Katherine D. Ortega

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/18/02                                           /s/ Burnell R. Roberts
                                                          ----------------------
                                                          Burnell R. Roberts

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/17/02                                               /s/ Carl S. Sloane
                                                              ------------------
                                                              Carl S. Sloane

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  2/1/02                                               /s/ Ronald Townsend
                                                             -------------------
                                                             Ronald Townsend

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  1/19/02                                              /s/ Gordon I. Ulmer
                                                             -------------------
                                                             Gordon I. Ulmer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Jill Witter and W. Edwin Frazier, III his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his or her offices and capacities with Rayonier Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  January 23, 2002                                      /s/ W. Lee Nutter
                                                              -----------------
                                                                  W. Lee Nutter